ING Life Insurance and Annuity Company
Variable Annuity Account C

ING MAP Plus NPSM

Supplement dated November 3, 2004 to the
Contract Prospectus, Contract Prospectus Summary and
Statement of Additional Information, each dated May 1, 2004, as supplemented on August 5, 2004, August 18, 2004 and October 29, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information. You should read this Supplement along with the current Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI).

1.

Effective October 15, 2004, the name of INVESCO Health Sciences Fund was changed to AIM Health Sciences Fund. Accordingly, effective October 15, 2004, all references to INVESCO Health Sciences Fund in the Contract Prospectus, Contract Prospectus Summary and SAI are replaced with AIM Health Sciences Fund.

2.

Effective November 8, 2004, the name of ING Alger Aggressive Growth Portfolio will change to ING T. Rowe Price Diversified Mid Cap Growth Portfolio. Accordingly, effective November 8, 2004, all references to ING Alger Aggressive Growth Portfolio in the Contract Prospectus, Contract Prospectus Summary and SAI are replaced with ING T. Rowe Price Diversified Mid Cap Growth Portfolio.

3.

The information for the ING Alger Aggressive Growth Portfolio appearing in the Fund Expense Table on page 7 of the Contract Prospectus is deleted and replaced with the following to reflect the change in fund name effective November 8, 2004 and changes in fund fees and expenses effective December 1, 2004.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Service Class) (58)(59)	0.64%	--	0.27%	0.91%	--	0.91%

4.	The Footnotes to "Fund Expense Table" beginning on page 9 of the Contract Prospectus are amended by adding the following footnotes:
	(58)	Effective December 1, 2004, Management (Advisory) Fees have been restated to reflect a decrease from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Portfolio.
(59)

Other Expenses include a Shareholder Services Fee of 0.25%. Effective December 1, 2004, the administrative fees have been restated to reflect a decrease from 0.20% to 0.02% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio.

X.109860-04IP C04-1026-003R	Page 1 of 2	November 2004

5.

The information for ING Alger Aggressive Growth Portfolio and INVESCO Health Sciences Fund appearing in Appendix IV - Fund Descriptions in the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name, subadviser and principal investment strategies effective October 15, 2004 for INVESCO Health Sciences Fund and effective November 8, 2004 for ING Alger Aggressive Growth Portfolio.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
AIM Sector Funds - AIM Health Sciences Fund (Investor Class)	A I M Advisors, Inc.

Seeks capital growth. The fund invests in strongly managed, innovative health care companies, blending well-established firms with faster-growing, more dynamic health care businesses. These industries include pharmaceuticals, biotechnology, medical devices and supplies and health care services.

ING Partners, Inc. -- ING T. Rowe Price Diversified Mid Cap Growth Portfolio (formerly ING Alger Aggressive Growth Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates Inc.

Seeks long-term capital appreciation. Will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Focuses on midsize companies whose earnings are expected to grow at a rate faster than the average company.

6.

The information for ING VP Value Opportunity Portfolio appearing in Appendix IV - Fund Descriptions in the Contract Prospectus is deleted and replaced with the following to reflect a change in the principal investment strategy effective October 1, 2004.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investment Strategies
ING Variable Portfolios, Inc. - ING VP Value Opportunity Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, invests at least 65% of total assets in common stocks.

7.

The information for ING Alger Aggressive Growth Portfolio appearing in the Fund Expense Table on page 7 of the Contract Prospectus Summary is deleted and replaced with the following to reflect the change in fund name effective November 8, 2004 and changes in fund fees and expenses effective December 1, 2004.

	Column 1	Column 2	Column 3
	Maximum Total Subaccount Annual Charges	Total Annual Fund Operating Expenses	Total Annual Expenses (Subaccount Plus Fund Expenses)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Service Class)	2.25%	0.91%	3.16%

X.109860-04IP C04-1026-003R	Page 2 of 2	November 2004